DATED 19 May 1998
                                -----------------









                        TU FINANCE (NO. 2) HOLDINGS, INC.
                                  (as Chargor)


                                     - and -


                      CHASE MANHATTAN INTERNATIONAL LIMITED
                               (as Security Agent)







--------------------------------------------------------------------------------

                                  SHARE CHARGE

            relating to ordinary shares in TU Finance (No. 2) Limited
--------------------------------------------------------------------------------















                              LOVELL WHITE DURRANT
                                     LONDON
                                   A1/PRM/NPF

                                    CONTENTS


Clause                                                                   Page No

1.       INTERPRETATION........................................................1
2.       CHARGING CLAUSE.......................................................3
3.       POWER OF ATTORNEY.....................................................4
4.       VOTING RIGHTS AND DIVIDENDS...........................................4
5.       CONTINUING SECURITY...................................................5
6.       WARRANTIES............................................................5
7.       COVENANTS.............................................................6
8.       POWERS OF THE SECURITY AGENT..........................................6
9.       APPLICATION OF MONEY RECEIVED BY THE
         SECURITY AGENT OR A RECEIVER..........................................7
10.      LIMITATION OF SECURITY AGENT'S LIABILITY..............................7
11.      FURTHER ASSURANCE.....................................................7
12.      CONSOLIDATION OF MORTGAGES............................................7
13.      ADDITIONAL OR FUTURE SECURITY.........................................8
14.      OPENING OF NEW ACCOUNTS...............................................8
15.      FORBEARANCE AND SEVERABILITY..........................................8
16.      VARIATIONS AND CONSENTS...............................................8
17.      COSTS AND INTEREST ON OVERDUE AMOUNTS.................................9
18.      STAMP DUTY............................................................9
19.      CURRENCY INDEMNITY....................................................9
20.      COUNTERPARTS..........................................................9
21.      ASSIGNMENT............................................................9
22.      SECURITY AGENT.......................................................10
23.      SERVICE OF DEMANDS AND NOTICES.......................................10
24.      APPOINTMENT AND POWERS OF A RECEIVER.................................10
25.      OTHER POWERS EXERCISABLE BY THE SECURITY AGENT.......................11

26.      SECURITY AGENT AS TRUSTEE,
         PERPETUITY PERIODS AND NO PARTNERSHIP................................11
27.      THIRD PARTY SECURITY PROVISIONS......................................11
28.      GOVERNING LAW AND JURISDICTION.......................................12

THIS CHARGE made the 19th day of May 1998

BETWEEN:

(1) TU FINANCE (NO. 2) HOLDINGS, INC. a corporation registered in the State of Delaware, United States of America, whose address is 1601 Bryan Street, Dallas, Texas (the "Chargor"); and

(2) CHASE MANHATTAN INTERNATIONAL LIMITED as agent and trustee on behalf of the Beneficiaries (as defined below), whose address is 125 London Wall, London EC2Y 5AJ.



WITNESSES as follows:

1.   INTERPRETATION

1.1 In this Charge terms defined in the Facility Agreement and not redefined in this Charge have the meaning set out in that document and, in addition, unless the context otherwise requires, the following words have the following meanings:

     "Beneficiaries"        collectively the Arrangers, the Facility Agent, the
                            Issuing Bank, the Security Agent and the Banks;

     "Business Day"         a day on which banks generally are open for business
                            in the City of  London  and in New  York  (excluding
                            Saturdays and bank or public holidays);

     "Company"              TU Finance (No. 2) Limited, a company registered in
                            England with Number 3514100;

     "Derivative Assets"    include:

                            (a) allotments, rights, money or property arising from the Shares by way of conversion, exchange, redemption, bonus, preference, option or otherwise;

                            (b) dividends, distributions, interest and other income from the Shares; and

                            (c)  stock,   shares  and   securities   offered  in
                                 addition to or substitution for the Shares;

     "Document"             includes any transfer, renunciation, proxy, mandate,
                            legal or other charge, mortgage, assignment, deed or other document;

     "Encumbrance"          includes any mortgage,  pledge, lien, hypothecation,
                            charge,  assignment or deposit by way of security or
                            any other agreement or arrangement  giving or having
                            the  effect  of  giving   security  or  preferential
                            treatment to a creditor;

     "Expenses"             interest,  costs and  expenses  which the Chargor is
                            liable to reimburse to the Security Agent under clause 17 (Costs and Interest on Overdue Amounts) and any liability of the Chargor under clauses 18
                            (Stamp Duty) or 19 (Currency Indemnity);

     "Facility Agreement"   the  facility  agreement  dated  2 March  1998  made
                            between TU Finance  (No. 1) Limited  (1), TU Finance
                            (No. 2) Limited and TU  Acquisitions  PLC (2), Chase
                            Manhattan plc,  Lehman  Brothers  International  and
                            Merrill  Lynch  Capital  Corporation  (as Joint Lead
                            Arrangers)  (3), The Chase  Manhattan  Bank,  Lehman
                            Commercial  Paper  Inc  and  Merrill  Lynch  Capital
                            Corporation   (as   Underwriters)   (4),  The  Chase
                            Manhattan   Bank  (as  Issuing   Bank)  (5),   Chase
                            Manhattan  International Limited (as Facility Agent)
                            (6) and Chase  Manhattan  International  Limited (as
                            Security  Agent) (7) as amended  and  restated by an
                            agreement  dated 3 March  1998 and 21 April 1998 and
                            which   expression   shall   include   any   further
                            amendments,  supplements,  accessions, variations or
                            additions  to such  agreement,  however  fundamental
                            (including,   without  limitation,  changes  to  the
                            facilities provided or increases in their maximum amount);

     "Principal"            each of the  companies  specified  or referred to in
                            the Schedule to this Charge;

     "Original Shares"      all of the shares in the issued share capital of the
                            Company owned by the Chargor;

     "Receiver"             means any  receiver  and  manager or  receivers  and
                            managers appointed under clause 24 (Appointment and Powers of Receiver) and (where the context requires or permits) includes any substituted receiver and manager or receivers and managers;

     "Regulations"          the Uncertificated Securities Regulations 1995;

     "Relevant              System"  the  meaning  given  to  that  term  by the
                            Regulations   and   includes  any  other  system  or
                            facility  (in  the  United   Kingdom  or  elsewhere)
                            providing for the deposit of, and clearance of transactions in, the Security Assets;

     "Secured Sums"         all money and  liabilities now or in the future due,
                            owing  or  incurred  to  each   Beneficiary  by  any
                            Principal under the Facility Agreement but excluding any money and liabilities due under any stand-alone revolving credit facility as contemplated by clause
                            24.5 of the Facility Agreement together with the Expenses;

     "Security Agent"       Chase  Manhattan  International  Limited  acting  as
                            security agent and trustee for the Beneficiaries and
                            includes    any    successor    appointed   by   the
                            Beneficiaries
                            pursuant to Clause 17.5 (Successor Facility Agent or
                            Security Agent) of the Facility Agreement;

     "Security Assets"      the Shares and  Derivative  Assets and  includes all
                            rights, benefits and sums now or in the future accruing to the Chargor as a result of any Security
                            Asset being held in a Relevant System (including the Chargor's rights against the operator of, or any participant in, the Relevant System); and

     "Shares" the Original Shares and all other shares in the Company owned by the Chargor while any Secured Sums are outstanding.

1.2  Interpretation:  In this Charge, unless the context otherwise requires

     (a) words denoting the singular number only shall include the plural number also and vice versa;

     (b) words denoting the masculine gender only shall also include the feminine gender;

     (c) words denoting persons only shall include corporations, partnerships and unincorporated associations;

     (d) references to clauses, paragraphs and Schedules are to be construed as references to clauses, paragraphs and Schedules of this Charge;

     (e)  references  to any  party  shall,  where  relevant,  be  deemed  to be
          references  to  or  to  include,  as  appropriate,   their  respective
          successors or permitted assigns;

     (f) references in this Charge to this Charge or any other document include references to this Charge or such other document as varied, supplemented, restated and/or replaced in any manner from time to time and/or any document which varies, supplements, restates and/or replaces it;

     (g) references to "including" shall not be construed restrictively but shall be construed as meaning "including, without prejudice to the generality of the foregoing";

     (h) references to moneys, obligations and liabilities due, owing or incurred under the Finance Documents shall include moneys, obligations and liabilities due, owing or incurred in respect of any extensions or increases in the amount of the facilities provided for therein or the obligations and liabilities imposed thereunder;

     (i) expressions defined in the Companies Act 1985 shall have the same meanings in this Charge, except that the expression "company" shall include a body corporate established outside Great Britain;

     (j)  any  references  to any statute or any section of any statute shall be
          deemed  to  include   reference  to  any  statutory   modification  or
          re-enactment of it for the time being in force;

     (k) the limitation on liability conferred by Section 6(2) of the Law of Property (Miscellaneous Provisions) Act 1994 shall not apply to the covenants for title implied on the part of the Chargor.

1.3 Headings: headings in this Charge are inserted for convenience and shall not affect its interpretation;

2.   CHARGING CLAUSE

2.1 Security Assets: The Chargor as owner, with full title guarantee, hereby charges the Security Assets to the Security Agent by way of first fixed charge as continuing security for the payment and discharge of the Secured Sums.

2.2 Disapplication of s.6(2) of the Law of Property (Miscellaneous Provisions) Act 1994: The Chargor shall be liable to the Security Agent under its full title guarantee covenants for anything which at the time of this Charge (or any later substitution or deposit) is within the actual knowledge, or is a necessary consequence of facts then within the actual knowledge of the Security Agent, and so Section 6 (2) of the Law of Property (Miscellaneous Provisions) Act 1994 shall not apply to this Charge.

2.3 Obligation to deposit certificates: The Chargor shall promptly deposit with the Security Agent on the date hereof or on later receipt all certificates and documents of title relating to Security Assets in certificated form and undated transfers executed in blank and such other documents as the Security Agent may require to perfect title to the Security Assets (duly executed by the registered holder) or for vesting or enabling it to vest the same in itself, its nominees or any purchaser. The Security Agent may at any time, without notice to the Chargor, complete such transfers and present them for registration.

3.   POWER OF ATTORNEY

3.1 Power of Attorney: The Chargor by way of security hereby irrevocably appoints the Security Agent (whether or not a Receiver has been appointed) and any Receiver separately the attorney of the Chargor (with full power to appoint substitutes and to delegate), in its name and on its behalf, and as its act and deed or otherwise, at any time to execute, deliver and perfect any Document, perform any act, or give any instructions under the rules and practices of a Relevant System or otherwise which may be required of the Chargor under this Charge and which the Chargor has failed to do within 7 days of being notified by the Security Agent that it is required, or (on or after the Enforcement Date) as may be deemed by such attorney necessary or desirable for any purpose of this Charge or to enhance or perfect the security intended to be constituted by it or to transfer legal ownership of any Security Assets.

3.2 Ratification: Without prejudice to the generality of the provisions contained in clause 3.1 (Power of Attorney), the Chargor hereby covenants with the Security Agent and separately with any Receiver that if required so to do the Chargor will ratify and confirm:

     (a) all transactions entered into by it or (as the case may be) them at its or (as the case may be) their instance in the proper exercise of its or (as the case may be) their powers in accordance with this Charge; and

     (b) all transactions entered into by it or (as the case may be) them in signing, sealing, delivering and otherwise perfecting any Document as aforesaid;

         and the Chargor irrevocably acknowledges and agrees that such power of attorney is (inter alia) given to the Security Agent, or as the case may be, the Receiver or both, to secure the performance of these obligations owed to him or them by the Chargor.

4.   VOTING RIGHTS AND DIVIDENDS

4.1  Chargor to retain  voting rights and  dividends  until Charge  enforceable:
     Unless and until this Charge becomes enforceable or the Security Agent otherwise directs at any time while a Default is continuing:

     (a) for so long as the Chargor remains the registered owner of all the Security Assets:

          (i) all voting and other rights (including the right to receive dividends) attaching to any Security Assets shall continue to be exercised by the Chargor for so long as it remains their registered owner and subject to clause 7.3(Covenants), Provided that the Chargor undertakes not to exercise any voting or other rights in a way which is likely to prejudice the value of the Security Assets or otherwise jeopardise the security constituted by this Charge; and

          (ii) the  Chargor  shall be free to deal  with all the  dividends  and
               interest  paid  thereon,   subject  to  the   provisions  of  the
               Facilities Agreement:

     (b) if Security Assets are registered in the name of the Security Agent or the Security Agent's nominee:

          (i) all voting and other rights attaching to them shall be exercised by the nominee in accordance with instructions in writing from time to time received from the relevant Chargor, Provided that the relevant Chargor undertakes not to give any instructions to exercise any voting or other rights in a way which is likely to prejudice the value of the Security Assets or otherwise jeopardise the security created by this Charge; in the absence of any such instructions, the nominee shall refrain from exercising any such rights; and

          (ii) all dividends, distributions, interest and other moneys paid on and received by the Security Agent in respect of the Security Assets shall be collected by the Seucrity Agent as agent for the Chargor and paid to the Chargor to such account as it may from time to time specify.

4.2  Security   Agent  to  have  voting  rights  and   dividends   after  Charge
     enforceable: At any time after this Charge has become enforceable:

     (a) the Security Agent may (in the name of the Chargor or otherwise and without any further consent or authority on the part of the Chargor) exercise all voting and other rights attaching to the Security Assets and any rights attaching to the Security Assets to nominate or remove a director as if the Security Agent was the sole beneficial owner of the Security Assets;

     (b) all Derivative Assets shall, if received by the Chargor or its nominee, be held on trust for and forthwith paid or transferred to the Security Agent; and

     (c) the Chargor shall (and shall procure that its nominees shall) accept short notice for and attend any meeting of the holders of any Security Assets, appoint proxies and exercise voting and other rights and powers exercisable by the holders of the Security Assets as the Security Agent may direct from time to time.

5.   CONTINUING SECURITY

     This Charge shall be a continuing security to the Security Agent and the Beneficiaries, notwithstanding any intermediate payment or settlement of account or any other matter whatever, and shall be in addition to and shall not prejudice or be prejudiced by any right of lien, set-off, combination or other rights exercisable by the Security Agent and the Beneficiaries as bankers against the Chargor or any security, guarantee, indemnity and/or negotiable instrument now or in the future held by the Security Agent or any Beneficiary.

6.   WARRANTIES

     The Chargor represents and warrants to the Security Agent that:

     6.1 the Original Shares are and any Shares deposited or substituted hereafter will be fully called up and fully paid-up;

     6.2 (subject to this Charge) the Original Shares are legally and beneficially owned by the Chargor and any shares deposited or substituted hereafter shall be beneficially owned by it upon deposit or substitution and in each case free from any option, equity, trust or Encumbrance; and

     6.3 this Charge has been properly executed by it and it has taken all necessary action to authorise the execution and delivery of this Charge which is valid and binding upon it and enforceable in accordance with its terms.

7.   COVENANTS

     The Chargor covenants with the Security Agent that it shall:

     7.1 not sell, transfer, alienate or deal with the Security Assets or any interest in any of the Security Assets or attempt or agree to do so;

     7.2 not (except for this Charge) create or agree to create or permit to arise or subsist any Encumbrance on any of the Security Assets;

     7.3 not cause or permit any of the Security Assets to be consolidated, sub-divided or converted and shall take such action as the Security Agent may direct in respect of any proposed compromise, arrangement, capital organisation, conversion, exchange, repayment or takeover offer affecting any of the Security Assets or any proposal to vary or abrogate any rights attaching to any Security Assets;

     7.4 promptly pay direct to the Company any calls on any Security Assets which (despite clause 7.1) are not fully paid and if it defaults the Security Agent may (but need not) do so on behalf of the Chargor (and any amount so expended shall be an Expense);

     7.5  forward  to  the  Security  Agent  any  notices,  reports,   accounts,
          circulars and other documents relating to the Security Assets promptly after they are received;

     7.6 (a) (at its expense) execute and deliver to the Security Agent or as it directs such documents, transfers and powers of attorney, give such instructions and perform such other acts as the Security Agent may reasonably require at any time to convert any Security Assets in certificated form into uncertificated form;

          (b)  give the Security Agent at least 14 days' prior written notice of
               its  intention  to  convert   certificated   Security  Assets  to
               uncertificated; and

          (c) not give an instruction for uncertificated Security Assets to be recertificated without the Security Agent's prior written consent (and shall ensure that on recertification the new certificate is delivered to the Security Agent promptly after its issue).

8.   POWERS OF THE SECURITY AGENT

8.1 When Charge enforceable: This Charge shall be immediately enforceable if the Enforcement Date shall occur, or if the Chargor fails to comply with any of its obligations under this Charge and in respect of any such failure which, in the reasonable opinion of the Security Agent, is capable of remedy, such action as shall remedy the same to the reasonable satisfaction of the Security Agent shall not have been taken within 21 days of the Chargor becoming aware of such default.

8.2 Statutory Power of Sale: Section 103 of the Law of Property Act 1925 shall not apply to this Charge, but the statutory power of sale shall (as between the Security Agent and a purchaser from the Security Agent) arise on, and be exercisable at any time after, the execution of this Charge. However, the Security Agent shall not exercise such power of sale until a demand has been made by the Facility Agent or the relevant Beneficiaries under clause
     12.2 of the Facility Agreement or a Receiver has been appointed, but this provision shall not affect a purchaser or require him to ask whether a demand or appointment has been made.

8.3 Third Parties not to be concerned with Validity of Demand: No person dealing with the Security Agent or any Receiver, its agents or brokers, shall be concerned to enquire whether this Charge has become enforceable, or whether any power exercised or purported to be exercised has become exercisable, or whether any Secured Sums remain due, or as to the necessity or expediency of any stipulations and conditions subject to which the sale of any Security Assets shall be made, or otherwise as to the propriety or regularity of the sale of any Security Asset, or to see to the application of any money paid to the Security Agent or such Receiver, or its agents or brokers, and each such dealing shall be deemed to be within the powers hereby conferred and to be valid and effectual accordingly.

9.   APPLICATION OF MONEY RECEIVED BY THE SECURITY AGENT OR A RECEIVER

9.1 Application of Recoveries: Any money received under the powers conferred by this Charge shall, subject to the discharge of any prior-ranking claims, be paid or applied in the order of priority set out in clause 8.9 of the Facility Agreement.

9.2 Suspense Accounts: The Security Agent may, in its absolute discretion on or at any time or times after demand and pending the payment to the Security Agent of the whole of the Secured Sums, place and keep to the credit of a separate or suspense account any money received, recovered or realised by the Security Agent by virtue of this Security for so long and in such manner as the Security Agent may determine without any intermediate obligation to apply it in or towards the discharge of any Secured Sums.

10.  LIMITATION OF SECURITY AGENT'S LIABILITY

     The Security Agent shall not be liable (save in the event of its gross negligence or wilful misconduct) for:

     (a) any loss arising out of such sale or other disposal of any of the Security Assets or the exercise of or failure to exercise any of the Security Agent's powers under this Charge, however caused and whether or not a better price could or might have been obtained by deferring or advancing the date of such sale or other disposal and the Security Agent shall not be liable to account as mortgagee in possession for any of the Security Assets; or

     (b) any neglect or default to pay any call or instalment or to accept any offer or to notify the Chargor of any matter or for any other loss of any nature whatsoever in connection with any of the Security Assets.

11.  FURTHER ASSURANCE

     The Chargor shall at any time and from time to time if required by the Security Agent promptly sign, seal, deliver and complete all Documents, give such instructions or directions as the Security Agent may require relating to any Security Assets in uncertificated form to protect or preserve its security and do all acts and things which the Security Agent may require for perfecting or improving its title to and security over any Security Assets or vesting or enabling it to vest any Security Assets in itself or its nominee or in any purchaser or to facilitate the sale or other disposal of any of the Security Assets or the exercise of any of the rights or powers attaching to any Security Assets or hereby conferred on the Security Agent, such Documents to be prepared by or on behalf of the Security Agent at the cost of the Chargor and to be in such form as the Security Agent may require.

12.  CONSOLIDATION OF MORTGAGES

     Section 93 of the Law of Property Act 1925 (restriction on consolidation of mortgages) shall not apply to this Charge.

13.  ADDITIONAL OR FUTURE SECURITY

     This Charge is in addition to and shall not affect (or be affected by) any guarantees, indemnities or Encumbrances whatsoever which the Security Agent may hold now or hereafter for any part of the Secured Sums and may be enforced without first having recourse to any such guarantee, indemnity or Encumbrance.

14.  OPENING OF NEW ACCOUNTS

14.1 Ruling off Accounts: On receiving notice that the Chargor has encumbered or disposed of any Security Assets, the Security Agent and/or any Beneficiary may rule off the Chargor's account or accounts and open a new account or accounts with the Chargor.

14.2 Credits not to reduce Indebtedness: If the Security Agent or any Beneficiary does not open a new account or accounts immediately on receipt of such notice, it shall nevertheless be treated as if it had done so at the time when it received such notice and as from that time all payments made by the Chargor to the Security Agent or such Beneficiary shall be treated as having been credited to such new account or accounts and shall not operate to reduce the amount owing from the Chargor to the Security Agent or such Beneficiary at the time when it received such notice.

15.  FORBEARANCE AND SEVERABILITY

15.1 No Waivers: All rights, powers and privileges under this Charge shall continue in full force and effect, regardless of the Security Agent or any Beneficiary exercising, delaying in exercising or omitting to exercise any of them.

15.2 Invalidity and Severability:

     (a) Neither the charge created nor any of the covenants given under this Charge shall be avoided or invalidated by reason only of one or more of such charge or covenants being invalid or unenforceable.

     (b) Any provision of this Charge which for any reason is or becomes illegal, invalid or unenforceable shall be ineffective only to the extent of such illegality, invalidity and unenforceability, without invalidating the remaining provisions of this Charge.

16.  VARIATIONS AND CONSENTS

16.1 Variations to be in writing signed by all parties: No variation of this Charge shall be considered valid and as constituting part of this Charge, unless such variation shall have been made in writing and signed by the Security Agent (on behalf of the Beneficiaries) and the Chargor.

16.2 Variation:   The  expression   'variation'  shall  include  any  variation,
     supplement, extension, deletion or replacement however effected.

16.3 Conditional Consents: Save as otherwise expressly specified in this Charge, any consent of the Security Agent may be given absolutely or on any terms and subject to any conditions as Security Agent may determine in its entire discretion.

17.  COSTS AND INTEREST ON OVERDUE AMOUNTS

17.1 Costs and Charges: All costs, charges and liabilities (including all professional fees and disbursements and Value Added Tax and/or any similar tax) and all other sums paid or incurred by the Security Agent, the Beneficiaries and/or any Receiver under this Charge, shall be recoverable (on a full indemnity basis) as a debt payable on demand from the Chargor may be debited without notice to any account of the Chargor, shall bear interest accordingly and shall be charged on the Security Assets of the Chargor. Without prejudice to the generality of the foregoing, the costs recoverable by the Security Agent, the Beneficiaries and/or any Receiver under this Charge shall include (i) all costs incurred by the Security Agent and the Beneficiaries in preparing and administering this Charge or perfecting the security created by it, (ii) all costs (whether or not allowable on a taxation by the Court) of all proceedings for the enforcement of this Charge or for the recovery or attempted recovery of the Secured Sums, (iii) all money expended and all costs arising out of the exercise of any power, right or discretion conferred by this Charge, and
     (iv) all costs and losses arising from any default by the Chargor in the performance of its obligations under this Charge.

17.2 Overdue Amounts: Any overdue amounts secured by this Charge shall carry interest at the rate and in accordance with the terms contained in clause
     5.4 of the Facility Agreement in relation to overdue sums or at such other rate agreed between the Chargor and the Security Agent or the relevant Beneficiary from time to time.

18.  STAMP DUTY

     The Chargor shall pay all present and future stamp, registration and similar taxes or charges which may be payable or determined to be payable in any jurisdiction in connection with the

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     execution,  delivery,  performance  or  enforcement  of this  Charge or any judgment given in connection with this Charge and shall indemnify the Security Agent against any and all liabilities including penalties with respect to or resulting from its delay or omission to pay any such stamp, registration and similar taxes or charges.

19.  CURRENCY INDEMNITY

     Moneys received or held by the Security Agent or any Beneficiary pursuant to this Charge may from time to time after demand has been made be converted into such currency as the Security Agent or any Beneficiary considers necessary or desirable to discharge the Secured Sums in that currency at the Security Agent or that Beneficiary's then prevailing spot rate of exchange (as conclusively determined by the Security Agent or that Beneficiary acting in good faith) for purchasing the currency to be acquired with the existing currency.

20.  COUNTERPARTS

     This Charge may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all of which when taken together shall constitute a single instrument.

21.  ASSIGNMENT

     Each Beneficiary may assign or transfer all or any of their respective rights hereunder or hold their rights hereunder on trust for their successors or assigns or transferees subject always to the provisions of clause 16 of the Facility Agreement.

22.  SECURITY AGENT

     The provisions of clauses 17 - 21 of the Facility Agreement shall apply to the Security Agent's rights, obligations and duties under this Charge as if set out in this Charge in full.

23.  SERVICE OF DEMANDS AND NOTICES

23.1 Addresses:

     (a) A demand for payment or any other demand or notice under this Charge may be made or given by any manager or officer of the Security Agent in writing addressed to the Chargor and served on it at the address of the Chargor stated above or its existing or last known place of business (or, if more than one, any one of such places), or by facsimile transmission to the facsimile number last known to the Security Agent or by any other form of electronic communication which may be available.

     (b) Any communication to be given to any Beneficiary under this Charge must be given to the Security Agent in writing served on it at the address for service of the Security Agent stated above or the address last notified to the Chargor by the Security Agent in writing.

23.2 Deemed Service: A notice or demand shall be deemed to be duly served on the
     Chargor:

     (a)  if delivered by hand, when left at its address;

     (b) if sent by post, at noon on the next day following the day of posting and shall be effective even if it is misdelivered or returned undelivered;

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     (c)  if given or made by facsimile or other  electronic  communication,  at the time of transmission;

     Provided that, where delivery or transmission occurs after 6.00 p.m. on a Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9.00 a.m. on the next Business Day.

24.  APPOINTMENT AND POWERS OF A RECEIVER

24.1 Appointment of Receiver: At any time:

     (a)  on or after the Enforcement Date; or

     (b)  if so requested by the Chargor;

     the Security Agent may appoint by writing any person or persons to be a receiver and manager or receivers and managers of all or any part of the Security Assets of the Chargor.

24.2 Power of Receivers Joint and Several: Where more than one Receiver is appointed, they shall have power to act separately unless the Security Agent shall in the appointment specify to the contrary.

24.3 Security Agent to Determine Remuneration of Receiver: The Security Agent may from time to time determine the remuneration of the Receiver.

24.4 Removal of Receiver: The Security Agent may (subject to Section 45 of the Insolvency Act 1986) remove the Receiver from all or any of the assets of which he is the Receiver.

24.5 Further Appointment: Such an appointment shall not preclude (i) the Security Agent from making any subsequent appointment of a Receiver over all or any of the Security Assets over which a Receiver has not previously been appointed or has ceased to act, or (ii) a Receiver, while continuing to act, consenting to the appointment of an additional Receiver to act with him.

24.6 Receiver to Act as Agent: The Receiver shall be the agent of the Chargor (which shall be solely liable for his acts, defaults and remuneration) unless and until the Chargor goes into liquidation, after which he shall act as principal and shall not become the agent of the Security Agent or the Beneficiaries.

24.7 Powers of Receiver: The Receiver shall have the power to sell or concur in selling (when necessary with the leave of the court) all or any of the Security Assets and in addition shall be entitled to exercise in relation to the Chargor concerned all the powers set out in Schedules 1 and 2 to the Insolvency Act 1986.

24.8 Third Parties: A person dealing with the Receiver in good faith and for full value shall not be concerned to enquire whether the Receiver is validly appointed or acting within his powers. Neither the Security Agent nor any Beneficiary nor the Receiver shall be liable to account as mortgagee in possession or otherwise for any money not actually received by it or him respectively, whether by way of payment, set-off, counterclaim or otherwise.

25.  OTHER POWERS EXERCISABLE BY THE SECURITY AGENT

25.1 Security Agent may Exercise Receivers Powers: All powers of the Receiver conferred by this Charge may be exercised by the Security Agent following demand by the Security Agent whether as attorney of the Chargor or otherwise and whether or not the Receiver shall have been appointed.

26.  SECURITY AGENT AS TRUSTEE, PERPETUITY PERIODS AND NO PARTNERSHIP

26.1 Security Agent: The Security Agent hereby declares itself to be a trustee of this Charge (and any other security in its favour created pursuant to this Charge) for the Beneficiaries. The retirement of the Security Agent from being trustee and the appointment of any new trustee shall be effected in the manner provided in the Facility Agreement.

26.2 Perpetuity Period: The perpetuity period applicable to the trust hereby constituted shall be 80 years.

26.3 No Partnership: Nothing in this Charge shall constitute or be deemed to constitute a partnership between the Beneficiaries.

27.  THIRD PARTY SECURITY PROVISIONS

27.1 Restriction on the Chargor: The Chargor shall have no right to:

     (i) make any claim (whether by way of proof in liquidation or otherwise) against any Principal or any co-surety or any property of any Principal or any co-surety; or

     (ii) participate in any security held or money received by the Security Agent or any Beneficiary on account of the Secured Sums; or

     (iii)stand in the place of the Security Agent or any Beneficiary in respect of any such security or money;

     until in each case all Secured Sums have been repaid to the Security Agent and/or the Beneficiaries in full.

27.2 Right to act without affecting the Charge: The Security Agent or any Beneficiary may at any time (without affecting its rights against the Chargor under this Charge) grant, extend, increase, renew, vary, determine or refuse any credit or facility to any Principal, or take, hold, exchange, vary, release, abstain from perfecting or enforcing any guarantee or security for the Secured Sums, or compromise with or extend time or grant waivers, releases or any indulgence to any Principal or any co-surety, or make any arrangement, concession or settlement with any of them or do or omit or neglect to do anything whatever which, but for this provision, might exonerate or discharge the Principals' obligations under the Finance Documents (except for a specific written release given by the Security Agent of such obligations).

27.3 Retention: The Security Agent may keep the security held by it under this Charge in order to protect the Security Agent and the Beneficiaries against any possible claim under insolvency law for such period after all Secured Sums have been satisfied as the Security Agent reasonably considers to be necessary to avoid any risk under applicable insolvency law. If a claim is made against the Security Agent or any Beneficiary within that period, the Security Agent may keep the security until that claim has finally been dealt with.

27.4 Continuing Liability of Chargor: The winding-up or dissolution of any Borrower will not affect the security held by the Security Agent under this Charge and any sum payable to the Security Agent or any Beneficiary by the Chargor at the date of the commencement of such winding-up or immediately prior to such dissolution (as the case may be) will be treated as continuing payable until actually paid in full.

27.5 Disability or Incapacity of any Borrower: As a separate and independent stipulation the Chargor agrees that if any Secured Sums shall not be recoverable from any Borrower by reason of any legal limitation on or disability or incapacity of any Borrower or any other fact or circumstance, and whether known to any Beneficiary or not, shall nevertheless be recoverable from the Security Assets as if the Chargor had been the sole or principal debtor or debtors in respect thereof and shall be paid on demand in writing made by the Security Trustee.

28.  GOVERNING LAW AND JURISDICTION

28.1 Governing Law: This Charge shall be governed by and construed in accordance with English law.

28.2 Jurisdiction: For the benefit of the Security Agent, the Chargor irrevocably agrees that, subject to clause 28.5, the courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Charge and that accordingly any proceedings (referred to in this clause as "Proceedings") arising out of or in connection with this Charge may be brought in such courts.

28.3 Process Agent: The Chargor hereby designates, appoints and empowers Messrs Norton Rose of Kempson House, Camomile Street, London EC3A 7AN (Attention:
     Andrew Bamber/Marcus Dougherty) (or such other address in England or Wales as the Chargor may notify to the Security Agent) to accept service of process in such jurisdiction in any Proceedings and agrees that failure by such agent to give notice of such service of process to the Chargor shall not impair or affect the validity of such service or any judgment based on it.

28.4 Waiver of objection: The Chargor irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in the courts of England and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any such Proceedings brought in such courts shall be conclusive and binding upon it and may be enforced in any other jurisdiction.

28.5 Security Agent may take Proceedings in other jurisdictions: Nothing in this clause 28 shall limit the right of the Security Agent to take action against the Chargor in any court of competent jurisdiction nor shall the taking of Proceedings by the Security Agent against the Chargor in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction whether concurrently or not.

28.6 Consent to service outside jurisdiction: The Chargor further consents to the service of process out of the courts of England in any such Proceedings by the mailing to it of copies by registered or certified airmail, postage prepaid.


Executed by the Chargor as a Deed and by the Security Agent under hand the day and year first above written.

                                    SCHEDULE

                                   Principals


TU Finance (No.1) Limited (company number 3505836)

TU Finance (No.2) Limited (company number 3514100)

TU Acquisitions PLC (company number 3455523)

Target or any Subsidiary of the Target which, and to the extent that it, borrows under the Facility Agreement

EXECUTED and DELIVERED as a                                  )
Deed by TU FINANCE (NO. 2)                                   )
HOLDINGS (DELAWARE) INC.                                     )
(pursuant to a resolution of its Board                       )
of Directors) acting by its duly                             )
authorised officer:-                                         )


                  Name        Robert  S. Shapard                     [R Shapard]


                  Title       Treasurer and Assistant Secretary



SIGNED by                                                    )       [J Ritchie]
for and on behalf of                                         )
CHASE MANHATTAN INTERNATIONAL LIMITED                        )

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